PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EST

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2019

•Third-quarter revenue of $394.1 million, decreased 1% from prior year
•GAAP net income per diluted share of $0.30, decreased 12% from prior year
•Non-GAAP net income per diluted share of $0.50, increased 9% from prior year
•Acquired Hangzhou Anow Microfiltration in September

BILLERICA, Mass., October 24, 2019 - Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s third quarter ended September 28, 2019.
Third-quarter sales were $394.1 million, a decrease of 1% from the same quarter last year. GAAP third-quarter net income was $40.8 million, or $0.30 per diluted share, which included $15.2 million of amortization of intangible assets, $8.5 million of restructuring costs, $2.4 million of integration costs, $4.9 million in deal costs mainly associated with the MPD and Anow acquisitions and a $4.5 million charge for fair value write-up of acquired inventory sold. Non-GAAP net income was $68.2 million and non-GAAP net income per diluted share was $0.50.
Bertrand Loy, President and Chief Executive Officer, said: "In the third quarter, we delivered solid results that showcased the resilience of our unit-driven business model and the strong execution of our teams. While end markets continue to be uneven, we experienced accelerated demand for our advanced solutions in new technology nodes. Another highlight of the quarter was our acquisition of Hangzhou Anow, which broadens our filtration offerings and provides us with manufacturing capabilities in China.”

Mr. Loy added: “Going forward, greater materials intensity and greater materials purity will continue to be the two defining factors of the next generation of semiconductor performance. Entegris has never been better positioned and more relevant for our customers, to help them achieve the targeted levels of chip performance, yields and reliability. We feel confident in our positive business momentum going into the fourth quarter and we expect 2019 to be a record year for Entegris."

Quarterly Financial Results Summary
(in thousands, except per share data)

GAAP Results	Q3 2019	Q3 2018	Q2 2019
Net sales	$394,147	$398,597	$378,874
Operating income	$52,793	$67,975	$54,909
Operating margin	13.4%	17.1%	14.5%
Net income	$40,767	$48,060	$123,997
Diluted earnings per share (EPS)	$0.30	$0.34	$0.91
Non-GAAP Results
Non-GAAP adjusted operating income	$88,220	$93,893	$76,793
Non-GAAP adjusted operating margin	22.4%	23.6%	20.3%
Non-GAAP net income	$68,179	$65,621	$53,432
Non-GAAP EPS	$0.50	$0.46	$0.39
Fourth-Quarter Outlook
For the fourth quarter ending December 31, 2019, the Company expects sales of $420 million to $435 million, net income of $51 million to $58 million and net income per diluted share between $0.38 and $0.43. On a non-GAAP

_________________________________________________________________________
ENTEGRIS, INC.	129 Concord Road, Building 2	T + 1 978 436 6500
entegris.com	Billerica, MA 01821 USA	F + 1 978 436 6745

basis, EPS is expected to range from $0.51 to $0.56 per diluted share, which reflects net income on a non-GAAP basis in the range of $69 million to $76 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, as well as safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.

Change in Inter-Segment Reporting
In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

Third-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the third quarter on Thursday, October 24, 2019, at 9:30 a.m. Eastern Time. Participants should dial 888-204-4368 or +1 323-794-2423, referencing confirmation code 9122198. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 9122198. The replay will be available starting at 12:00 p.m. ET on Thursday, October 24 through December 7, 2019 at 12:00 p.m. ET.

The call can also be accessed live and on-demand from the Entegris website. Point your web browser to
http://investor.entegris.com/events.cfm and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the third quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. | page 2 of 14

ABOUT ENTEGRIS
Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.
Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income, together with related measures thereof, and non-GAAP net income and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to the Company’s competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain items that may not be indicative of the Company’s recurring business operating results, such as amortization, depreciation and discrete cash charges that may vary significantly from period to period. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding the Company’s results and performance and when planning, forecasting, and analyzing future periods. The Company believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by the Company’s institutional investors and the analyst community to help them analyze the Company’s business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share, GAAP Gross Profit to Adjusted Gross Profit and GAAP Segment Profit to Adjusted Operating Income are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets; the impact, financial or otherwise, of any organizational changes; market and technology trends; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on the Company’s capital allocation strategy; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in

Entegris, Inc. | page 3 of 14

Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. | page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	September 28, 2019	September 29, 2018	June 29, 2019
Net sales	$394,147	$398,597	$378,874
Cost of sales	223,797	216,881	212,600
Gross profit	170,350	181,716	166,274
Selling, general and administrative expenses	71,232	62,358	64,150
Engineering, research and development expenses	31,173	29,964	30,624
Amortization of intangible assets	15,152	21,419	16,591
Operating income	52,793	67,975	54,909
Interest expense, net	10,216	7,678	9,692
Other expense (income), net	934	810	(122,015)
Income before income tax expense	41,643	59,487	167,232
Income tax expense	876	11,427	43,235
Net income	$40,767	$48,060	$123,997

Basic net income per common share:	$0.30	$0.34	$0.92
Diluted net income per common share:	$0.30	$0.34	$0.91

Weighted average shares outstanding:
Basic	135,092	141,556	135,378
Diluted	136,530	143,033	136,581

Entegris, Inc. | page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	September 28, 2019	September 29, 2018
Net sales	$1,164,068	$1,148,855
Cost of sales	650,051	608,764
Gross profit	514,017	540,091
Selling, general and administrative expenses	217,636	185,827
Engineering, research and development expenses	90,788	87,781
Amortization of intangible assets	50,400	45,102
Operating income	155,193	221,381
Interest expense, net	29,567	21,829
Other (income) expense, net	(121,329)	4,826
Income before income tax expense	246,955	194,726
Income tax expense	49,533	34,755
Net income	$197,422	$159,971

Basic net income per common share:	$1.46	$1.13
Diluted net income per common share:	$1.45	$1.12

Weighted average shares outstanding:
Basic	135,256	141,613
Diluted	136,601	143,308

Entegris, Inc. | page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 28, 2019	December 31, 2018
ASSETS
Cash and cash equivalents	$282,748	$482,062
Trade accounts and notes receivable, net	261,306	222,055
Inventories, net	290,270	268,140
Deferred tax charges and refundable income taxes	21,825	17,393
Other current assets	28,091	39,688
Total current assets	884,240	1,029,338

Property, plant and equipment, net	470,005	419,529

Right-of-use assets	48,684	—
Goodwill	659,840	550,202
Intangible assets	367,558	295,687
Deferred tax assets and other noncurrent tax assets	23,191	10,162
Other	14,166	12,723
Total assets	$2,467,684	$2,317,641

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	4,000	4,000
Accounts payable	73,071	93,055
Accrued liabilities	133,174	141,020
Income tax payable	2,835	31,593
Total current liabilities	213,080	269,668

Long-term debt, excluding current maturities	934,080	934,863
Long-term lease liability	44,375	—
Other liabilities	156,232	101,085
Shareholders’ equity	1,119,917	1,012,025
Total liabilities and shareholders’ equity	$2,467,684	$2,317,641

Entegris, Inc. | page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 28, 2019	September 29, 2018	September 28, 2019	September 29, 2018
Operating activities:
Net income	$40,767	$48,060	$197,422	$159,971
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	19,306	16,537	54,623	48,236
Amortization	15,152	21,419	50,400	45,102
Stock-based compensation expense	5,326	4,170	14,915	12,727
Other	5,988	6,635	12,128	9,518
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(35,841)	(11,400)	(30,405)	(8,713)
Inventories	(9,398)	(6,316)	(5,689)	(28,788)
Accounts payable and accrued liabilities	20,796	5,526	(31,911)	(9,440)
Income taxes payable and refundable income taxes	(35,965)	(1,678)	(20,574)	(9,193)
Other	(840)	1,190	12,745	1,829
Net cash provided by operating activities	25,291	84,143	253,654	221,249
Investing activities:
Acquisition of property and equipment	(26,322)	(27,900)	(86,423)	(75,337)
Acquisition of businesses, net of cash acquired	(217,106)	(43)	(266,373)	(380,268)
Other	2,618	3,109	2,815	5,014
Net cash used in investing activities	(240,810)	(24,834)	(349,981)	(450,591)
Financing activities:
Payments on long-term debt	—	—	(2,000)	(27,000)
Issuance of common stock	3,434	2	4,351	3,029
Taxes paid related to net share settlement of equity awards	(276)	(139)	(8,577)	(14,552)
Repurchase and retirement of common stock	(15,000)	(10,000)	(65,321)	(30,000)
Dividend payments	(10,815)	(9,899)	(29,779)	(29,701)
Other	(5)	(250)	(502)	1,254
Net cash used in financing activities	(22,662)	(20,286)	(101,828)	(96,970)
Effect of exchange rate changes on cash	(453)	(1,236)	(1,159)	(4,203)
(Decrease) increase in cash and cash equivalents	(238,634)	37,787	(199,314)	(330,515)
Cash and cash equivalents at beginning of period	521,382	257,106	482,062	625,408
Cash and cash equivalents at end of period	$282,748	$294,893	$282,748	$294,893

Entegris, Inc. | page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)
Note: In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Inter-segment sales are presented as an elimination below. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

	Three months ended			Nine months ended
Net sales	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Specialty Chemicals and Engineered Materials	$127,750	$131,234	$127,552	$379,772	$396,313
Microcontamination Control	155,979	151,478	150,185	463,870	395,338
Advanced Materials Handling	117,256	123,227	107,515	340,835	377,877
Inter-segment elimination	(6,838)	(7,342)	(6,378)	(20,409)	(20,673)
Total net sales	$394,147	$398,597	$378,874	$1,164,068	$1,148,855

	Three months ended			Nine months ended
Segment profit	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Specialty Chemicals and Engineered Materials	$17,074	$31,210	$24,000	$65,505	$98,859
Microcontamination Control	46,792	42,448	43,126	137,241	119,973
Advanced Materials Handling	17,077	22,226	15,043	54,487	73,231
Total segment profit	80,943	95,884	82,169	257,233	292,063
Amortization of intangible assets	15,152	21,419	16,591	50,400	45,102
Unallocated expenses	12,998	6,490	10,669	51,640	25,580
Total operating income	$52,793	$67,975	$54,909	$155,193	$221,381

Entegris, Inc. | page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Net sales	$394,147	$398,597	$378,874	$1,164,068	$1,148,855
Gross profit-GAAP	$170,350	$181,716	$166,274	$514,017	$540,091
Adjustments to gross profit:
Severance and restructuring costs	990	—	—	1,348	—
Charge for fair value mark-up of acquired inventory sold	4,483	3,281	695	7,333	3,489
Adjusted gross profit	$175,823	$184,997	$166,969	$522,698	$543,580

Gross margin - as a % of net sales	43.2%	45.6%	43.9%	44.2%	47.0%
Adjusted gross margin - as a % of net sales	44.6%	46.4%	44.1%	44.9%	47.3%

Entegris, Inc. | page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)
Note: In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

	Three months ended			Nine months ended
Segment profit-GAAP	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Specialty Chemicals and Engineered Materials	$17,074	$31,210	$24,000	$65,505	$98,859
Microcontamination Control	46,792	42,448	43,126	137,241	119,973
Advanced Materials Handling	17,077	22,226	15,043	54,487	73,231
Total segment profit	80,943	95,884	82,169	257,233	292,063
Amortization of intangible assets	15,152	21,419	16,591	50,400	45,102
Unallocated expenses	12,998	6,490	10,669	51,640	25,580
Total operating income	$52,793	$67,975	$54,909	$155,193	$221,381

	Three months ended			Nine months ended
Adjusted segment profit	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Specialty Chemicals and Engineered Materials[1]	$23,700	$31,210	$24,695	$73,465	$98,859
Microcontamination Control [2]	49,769	45,729	43,126	142,977	123,462
Advanced Materials Handling [3]	20,212	22,692	15,043	58,200	73,697
Total adjusted segment profit	93,681	99,631	82,864	274,642	296,018
Adjusted amortization of intangible assets[4]	—	—	—	—	—
Adjusted unallocated expenses[5]	5,461	5,738	6,071	17,449	18,510
Total adjusted operating income	$88,220	$93,893	$76,793	$257,193	$277,508
1 Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months ended September 28, 2019 and June 29, 2019, and for the nine months ended September 28, 2019 excludes charges for fair value mark-up of acquired inventory sold of $4,483, $695 and $5,298, respectively. Adjusted segment profit for the three and nine months ended September 28, 2019 also excludes charges for severance and restructuring of $2,143 and $2,662, respectively.
2 Adjusted segment profit for Microcontamination Control for the three and nine months ended September 28, 2019 excludes charges for severance and restructuring of $2,977 and $3,701, respectively. Adjusted segment profit for the three months ended September 29, 2018 and the nine months ended September 28, 2019 and September 29, 2018 excludes charges for fair value mark-up of acquired inventory sold of $3,281, $2,035 and $3,489, respectively.
3Adjusted segment profit for Advanced Materials Handling for the three and nine months ended September 28, 2019 excludes charges for severance and restructuring of $3,135 and $3,713, respectively. Adjusted segment profit for the three and nine months ended September 29, 2018 excludes loss on the sale of subsidiary of $466.
4 Adjusted amortization of intangible assets excludes amortization expense of $15,152, $21,419 and $16,591 for the three months ended September 28, 2019, September 29, 2018 and June 29, 2019, respectively, and $50,400 and $45,102 for the nine months ended September 28, 2019 and September 29, 2018, respectively.
5 Adjusted unallocated expenses for the three months ended September 28, 2019, September 29, 2018, and June 29, 2019 and the nine months ended September 28, 2019 and September 29, 2018 excludes deal and integration expenses of $7,289, $752, $2,428, $31,773, and $7,070, respectively. Adjusted unallocated expenses for the three months ended September 28, 2019, and June 29, 2019 and the nine months ended September 28, 2019 excludes charges for severance and restructuring of $248, $2,170, and $2,418, respectively.

Entegris, Inc. | page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
Net sales	$394,147	$398,597	$378,874	$1,164,068	$1,148,855
Net income	$40,767	$48,060	$123,997	$197,422	$159,971
Adjustments to net income:
Income tax expense	876	11,427	43,235	49,533	34,755
Interest expense, net	10,216	7,678	9,692	29,567	21,829
Other expense (income), net	934	810	(122,015)	(121,329)	4,826
GAAP - Operating income	52,793	67,975	54,909	155,193	221,381
Charge for fair value write-up of acquired inventory sold	4,483	3,281	695	7,333	3,489
Deal costs	4,891	—	1,164	25,191	5,121
Integration costs	2,398	752	1,264	6,582	1,949
Severance and restructuring costs	8,503	—	2,170	12,494	—
Loss on sale of subsidiary	—	466	—	—	466
Amortization of intangible assets	15,152	21,419	16,591	50,400	45,102
Adjusted operating income	88,220	93,893	76,793	257,193	277,508
Depreciation	19,306	16,537	18,596	54,623	48,236
Adjusted EBITDA	$107,526	$110,430	$95,389	$311,816	$325,744

Net income - as a % of net sales	10.3%	12.1%	32.7%	17.0%	13.9%
Adjusted operating margin	22.4%	23.6%	20.3%	22.1%	24.2%
Adjusted EBITDA - as a % of net sales	27.3%	27.7%	25.2%	26.8%	28.4%

Entegris, Inc. | page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Nine months ended
	September 28, 2019	September 29, 2018	June 29, 2019	September 28, 2019	September 29, 2018
GAAP net income	$40,767	$48,060	$123,997	$197,422	$159,971
Adjustments to net income:
Charge for fair value write-up of acquired inventory sold	4,483	3,281	695	7,333	3,489
Deal costs	4,891	—	1,164	25,602	5,121
Integration costs	2,398	752	1,264	6,582	1,949
Severance and restructuring costs	8,503	—	2,170	12,494	—
Versum termination fee, net	—	—	(122,000)	(122,000)	—
Loss on sale of subsidiary	—	466	—	—	466
Amortization of intangible assets	15,152	21,419	16,591	50,400	45,102
Tax effect of legal entity restructuring	—	—	9,398	9,398	—
Tax effect of adjustments to net income and discrete items[1]	(8,015)	(5,797)	20,153	2,274	(12,209)
Tax effect of Tax Cuts and Jobs Act	—	(2,560)	—	—	(418)
Non-GAAP net income	$68,179	$65,621	$53,432	$189,505	$203,471

Diluted earnings per common share	$0.30	$0.34	$0.91	$1.45	$1.12
Effect of adjustments to net income	$0.20	$0.12	$(0.52)	$(0.06)	$0.30
Diluted non-GAAP earnings per common share	$0.50	$0.46	$0.39	$1.39	$1.42
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

Entegris, Inc. | page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Fourth-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2019
GAAP net income	$51 - $58
Adjustments to net income:
Charge for fair value write-up of acquired inventory sold	5
Restructuring and integration costs	2
Amortization of intangible assets	17
Income tax effect	(6)
Non-GAAP net income	$69 - $76

Fourth-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2019
Diluted earnings per common share	$0.38 - $0.43
Adjustments to diluted earnings per common share:
Charge for fair value write-up of acquired inventory sold	0.03
Restructuring and integration costs	0.01
Amortization of intangible assets	0.13
Income tax effect	(0.04)
Diluted non-GAAP earnings per common share	$0.51 to $0.56

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Entegris, Inc. | page 14 of 14